 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 27, 2014

PDL BioPharma, Inc.

(Exact name of Company as specified in its charter)

000-19756
(Commission File Number)

Delaware	94-3023969
(State or Other Jurisdiction of	(I.R.S. Employer Identification No.)
Incorporation)

932 Southwood Boulevard
Incline Village, Nevada 89451
(Address of principal executive offices, with zip code)

(775) 832-8500
(Company’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On May 27, 2014, PDL BioPharma, Inc. (the Company) entered into the First Amendment to the Company’s office lease with 932936, LLC, with respect to the Company’ headquarters located in Incline Village, Nevada (the Lease). The Lease commences on June 1, 2014, and expires on May 31, 2016, and is for approximately 4,812 square feet of office space. The fixed monthly rent under the Lease through expiration is $14,459.62. The Lease is a triple net lease, with the Company responsible for taxes, insurance and maintenance (including snow removal) for the portion of the property leased by the Company. The Company may, at its option, extend the term of the Lease for an additional two years for a 2% increase to its monthly rent.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 28, 2014, the Company held its 2014 Annual Meeting of Stockholders in Incline Village, Nevada. At the annual meeting, the Company’s stockholders: (i) elected each of David Gryska and Paul Sandman to the Company’s Board of Directors for a term of three years, (ii) ratified the appointment of Ernst & Young LLP as the Company’s independent auditors for the fiscal year ending December 31, 2014, (iii) approved, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Company’s proxy statement and (iv) re-approved the performance goals under the Company’s 2005 Equity Incentive Plan for compliance with Section 162(m) of the Internal Revenue Code of 1986, as amended.

Represented in person or by proxy at the annual meeting were 133,056,430 shares of the Company’s common stock, or 82.98% of the total number of shares outstanding as of the record date. The results of the matters submitted to a stockholder vote at the annual meeting were as follows.

1.	Election of Directors:

Name	For	Withheld	Broker Non-Votes
David Gryska	95,721,749	2,965,747	34,368,934
Paul Sandman	95,523,961	3,163,535	34,368,934

2.	Ratify the appointment of Ernst & Young LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2014:

For	Against	Abstain
130,537,034	949,936	1,569,460

3.	Approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Company’s proxy statement:

For	Against	Abstain	Broker Non-Votes
94,880,259	1,987,295	1,819,942	34,368,934

4.	Re-approve the performance goals under the Company’s 2005 Equity Incentive Plan for compliance with Section 162(m) of the Internal Revenue Code of 1986, as amended:

For	Against	Abstain	Broker Non-Votes
95,709,407	1,374,914	1,603,175	34,368,934

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PDL BIOPHARMA, INC.
(Company)

By:	/s/ Christopher Stone
Christopher Stone
Vice President, General Counsel and Secretary

Dated: May 30, 2014